UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
                         Date of Report: April 19, 2002
                              Liska Biometry, Inc.
             (Exact name of registrant as specified in its chapter)
                                     Florida
                  (State or other jurisdiction of incorporation
                                    333-94265
                            (Commission File Number)
                                    061562447
                        (IRS Employer Identification No.)
                              LISKA BIOMETRY, INC.
                               6066 Vineyard Drive
                         Ottawa, Ontario Canada K1C 2M5
               (Address of principal executive offices) (Zip Code)
                                   FTLA, INC.
                                   ----------
          (Former name or former address, if changed since last report)

         INFORMATION TO BE INCLUDED IN THE REPORT

LISKA BIOMETRY, INC. is also referred to hereafter as "the Company," "we," or "our."
Item 1. Changes in Control of Registrant.
Not Applicable.
Item 2. Acquisition or Disposition of Assets.
Not Applicable.
Item 3. Bankruptcy or Receivership.
Not Applicable.
Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable.
Item 5. Other Events
On March 28, 2002, our Board of Directors approved a change of our name from FTLA, Inc. to Liska Biometry, Inc. In connection with the name change, we obtained a new trading symbol which is "LSKA". Our common stock will be quoted under the symbol LSKA beginning April 22, 2002.
Item 6. Resignations of Registrant's Directors.
Not Applicable.
Item 7. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Exhibits.
    None
Item 8. Change in Fiscal Year.
Not Applicable.
Item 9. Regulation FD Disclosure.
Not Applicable.



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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 19, 2002
FTLA, Inc.
By  /s/ Lam Ko Chau
  -----------------
CHIEF EXECUTIVE OFFICER AND A DIRECTOR